UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2017

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant

(a)	On August 16, 2017, Loop Industries, Inc. (the “Company”) dismissed Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) recommended such dismissal and the Board of Directors of the Company (the “Board”) approved such dismissal, effective as of August 16, 2017.

Weinberg’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended February 28, 2017 and February 29, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Weinberg’s audit report dated June 15, 2016 on the February 29, 2016 consolidated financial statements contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the two fiscal years ended February 28, 2017 and February 29, 2016 and the subsequent interim period through August 16, 2017, there were (i) no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinberg with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Weinberg furnish the Company with a letter addressed to the Securities Exchange Commission (the “SEC”) stating whether it agrees with the statements contained herein. A copy of Weinberg’s letter, dated August 16, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On August 14, 2017 the Audit Committee recommended the selection and engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm. The selection and engagement of PwC as the Company’s independent registered public accounting firm was approved by the Board of Directors on August 16, 2017, effective as of August 16, 2017. During the two fiscal years ended February 28, 2017 and February 28, 2016, and the subsequent interim period preceding the selection of PwC, the Company did not consult with PwC regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and PwC did not provide any written report or oral advice that PwC concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Weinberg & Company, P.A., dated August 16, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: August 17, 2017	By:	/s/ D. Jennifer Rhee
D. Jennifer Rhee
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Weinberg & Company, P.A., dated August 16, 2017

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